UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):

October 28, 2008 (October 24, 2008)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard

Milpitas, California 95035

(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

With reference to the Annual Meeting of Stockholders of JDS Uniphase Corporation (the “Company”) to be held on November 12, 2008, and to Proposal 2 relating to amendments to the Company’s 2003 Equity Incentive Plan (the “Plan”), the Board of Directors of the Company (the “Board”) has resolved that the proposed amendment to increase the maximum number of shares of Common Stock that may be issued under the Plan be reduced from 13,200,000 to 12,000,000 shares, subject to proportionate adjustment in the event of a stock split or other change in the Common Stock or capital structure of the Company. As revised, the proposed amendment would cause the maximum number of shares of Common Stock that may be issued under the Plan to be increased from 30,000,000 to 42,000,000. These changes supersede the share numbers on pages 22 and 24 of the Proxy Statement for the Company’s 2008 Annual Meeting of Stockholders.

In addition, the Compensation Committee (the “Committee”) of the Board has affirmed its commitment to pay-for-performance by announcing it will do the following for compensation awards granted after today’s date:

•

At least 50% of the equity awards to the Company’s “named executive officers” as defined in the SEC rules will be performance-based equity awards that are earned or paid out based on the achievement of reasonable performance targets.

•	The performance criteria measured and the difficulty of achievement will be disclosed in the proxy statement for each annual meeting of stockholders.

*     *     *     *     *

Important Information: In connection with the solicitation of proxies, the Company (i) filed with the Securities and Exchange Commission (the “SEC”) and (ii) furnished over the Internet in accordance with the new SEC “Notice and Access” rules, a definitive proxy statement dated September 26, 2008 (the “Proxy Statement”). The Proxy Statement contains important information about the Company and the 2008 Annual Meeting of Stockholders. The Company’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by the Company (i) through the website maintained by the SEC at www.sec.gov, (ii) by visiting the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549, (iii) by calling the SEC at 1-800-SEC-0330, (iv) by sending an electronic message to the SEC at publicinfo@sec.gov, or (v) by sending a fax to the SEC at 1-202-777-1027. In addition, the Proxy Statement and other relevant documents may also be obtained free of charge by (i) calling 1-800-579-1639; (ii) sending an e-mail to sendmaterial@proxyvote.com; or (iii) logging onto www.ProxyVote.com. If requesting material by e-mail, please send a blank e-mail with the 12 digit “Control Number” (located on the second page of the Notice of Internet Availability of Proxy Materials you received in the mail) in the subject line. The Proxy Statement is also available on the Company’s website at www.jdsu.com/investors. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ David Vellequette
David Vellequette Executive Vice President and Chief Financial Officer

October 28, 2008